UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 1, 2007

AMERICAN EXPRESS COMPANY

(Exact Name of Registrant as Specified in Its Charter)

New York

(State or Other Jurisdiction of Incorporation)

1-7657	13-4922250
(Commission File Number)	(IRS Employer Identification No.)

200 Vesey Street, World Financial Center,
New York, New York	10285
(Address of Principal Executive Offices)	(Zip Code)

(212) 640-2000

(Registrant’s Telephone Number, Including Area Code)

None

(Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01       Regulation FD Disclosure

The following information is furnished under Item 7.01 — Regulation FD Disclosure:

As previously announced in the American Express Company (the “Company”) Form 8-K dated October 22, 2007, filed with the U.S. Securities and Exchange Commission, the Company reorganized its businesses into two customer-focused groups – the Global Consumer Group and the Global Business-to-Business Group. Taking into consideration these organization changes, the Company will continue to report the U.S. Card Services (“USCS”) segment and Global Network & Merchant Services (“GNMS”) segment consistent with previous reporting. However, the previously reported International Card & Global Commercial Services segment is now being reported as two separate segments: the International Card Services (“ICS”) segment and the Global Commercial Services (“GCS”) segment. The Company’s U.S. Card Services and International Card Services segments are aligned with the Global Consumer Group and the Company’s Global Network & Merchant Services and Global Commercial Services segments are aligned with the Global Business-to-Business Group.

Beginning with the third quarter of 2007, and for all prior periods, the results of American Express Bank Ltd. (“AEB”) (except for certain components of AEB that are not being sold) have been removed from the Corporate & Other segment and reclassified to the discontinued operations line on the Company’s Consolidated Statements of Income.

Also, beginning with the third quarter of 2007, and for all prior periods, the Company has reclassified certain prior period amounts within the Consolidated Statements of Income from professional services and occupancy and equipment expense to human resources and other expense to conform to its current presentation.

Except for discontinued operations, these items had no impact on the Company’s consolidated pretax income from continuing operations, income tax provision, and income from continuing operations. None of these items had an impact on the Company’s net income.

Financial and other information reflecting the reorganization of the Company’s reportable operating segments, the reclassification of AEB as a discontinued operation, and reclassifications of other operating expenses is furnished in Exhibit 99.1 and is incorporated by reference herein.

The changes discussed above are incremental to previous revisions included in the Form 8-K dated March 30, 2007.

EXHIBIT

99.1

Unaudited Consolidated Statements of Income for the quarters ended June 30, 2007, 2006, and 2005; March 31, 2007, 2006, and 2005; September 30, 2006 and 2005; and December 31, 2006, and 2005, and for the years ended December 31, 2006 and 2005.

Unaudited Consolidated Selected Statistical Information for the quarters ended June 30, 2007, 2006, and 2005; March 31, 2007, 2006, and 2005; September 30, 2006 and 2005; and December 31, 2006 and 2005, and for the years ended December 31, 2006 and 2005.

Unaudited Selected Income Statement Data by Segment for the quarters ended June 30, 2007, 2006, and 2005; March 31, 2007, 2006, and 2005; September 30, 2006 and 2005; and December 31, 2006 and 2005, and for the years ended December 31, 2006 and 2005.

Unaudited Selected Statistical Information by Segment for the quarters ended June 30, 2007, 2006, and 2005; March 31, 2007, 2006, and 2005; September 30, 2006 and 2005; and December 31, 2006 and 2005, and for the years ended December 31, 2006 and 2005.

Unaudited Selected Financial Information related to Significant Items for the quarters ended June 30, 2007, 2006, and 2005; March 31, 2007, 2006, and 2005; September 30, 2006 and 2005; and December 31, 2006 and 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS COMPANY
(REGISTRANT)

By:	/s/ Stephen P. Norman
Name: Stephen P. Norman
Title: Secretary

DATE: November 1, 2007

EXHIBIT INDEX

Item No.	Description

99.1

Unaudited Consolidated Statements of Income for the quarters ended June 30, 2007, 2006, and 2005; March 31, 2007, 2006, and 2005; September 30, 2006 and 2005; and December 31, 2006 and 2005, and for the years ended December 31, 2006 and 2005.

Unaudited Consolidated Selected Statistical Information for the quarters ended June 30, 2007, 2006, and 2005; March 31, 2007, 2006, and 2005; September 30, 2006 and 2005; and December 31, 2006 and 2005, and for the years ended December 31, 2006 and 2005.

Unaudited Selected Income Statement Data by Segment for the quarters ended June 30, 2007, 2006, and 2005; March 31, 2007, 2006, and 2005; September 30, 2006 and 2005; and December 31, 2006 and 2005, and for the years ended December 31, 2006 and 2005.

Unaudited Selected Statistical Information by Segment for the quarters ended June 30, 2007, 2006, and 2005; March 31, 2007, 2006, and 2005; September 30, 2006 and 2005; and December 31, 2006 and 2005, and for the years ended December 31, 2006 and 2005.

Unaudited Selected Financial Information related to Significant Items for the quarters ended June 30, 2007, 2006, and 2005; March 31, 2007, 2006, and 2005; September 30, 2006 and 2005; and December 31, 2006 and 2005.